Exhibit 99.1

Two Bethesda Metro Center 14th Floor Bethesda, MD 20814 (301) 968-9300 (301) 968-9301 Fax www.AGNC.com

FOR IMMEDIATE RELEASE

May 6, 2009

CONTACT:

Investors - (301) 968-9300

Media - (301) 968-9400

AGNC ANNOUNCES REVISIONS TO FIRST QUARTER 2009 PRELIMINARY

FINANCIAL RESULTS

Bethesda, MD – May 6, 2009 – American Capital Agency Corp. (“AGNC” or the “Company”) (Nasdaq: AGNC) today announced revised financial results for the quarter ended March 31, 2009. After the Company’s earnings release on April 29, 2009, AGNC continued to complete its review of the first quarter of 2009 financial results and determined that a non-cash adjustment was required for hedge ineffectiveness related to its interest rate swaps.

The revision resulted in a $1.2 million increase in net income from $15.1 million, or $1.01 per share, to $16.3 million, or $1.09 per share. The revision also resulted in a $1.2 million increase in retained earnings and a $1.2 million reduction in accumulated other comprehensive income. The revision was a non-cash item and did not affect the Company’s net interest income, net asset value, assets, liabilities or taxable income.

The hedge ineffectiveness calculation was corrected in connection with the Company’s routine internal control procedures. Final financial results for the quarter ended March 31, 2009 will be reflected in the Company’s Form 10-Q for the first quarter of 2009 when filed.

Washington, D.C.

The impact of the revisions as of and for the quarter ended March 31, 2009, are as follows:

AMERICAN CAPITAL AGENCY CORP.

CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2009

(in thousands)

	Revised Announced May 6, 2009	Preliminary Announced April 29, 2009	Change
	(unaudited)	(unaudited)
Assets:
Agency securities, at fair value (including pledged assets of $2,060,748)	$2,257,474	$2,257,474	$—
Cash and cash equivalents	53,774	53,774	—
Restricted cash	25,168	25,168	—
Interest receivable	10,474	10,474	—
Receivables for agency securities sold	38,148	38,148	—
Other assets	257	257	—

Total assets	$2,385,295	$2,385,295	$—

Liabilities:
Repurchase arrangements	$1,849,473	$1,849,473	$—
Payable for agency securities purchased	207,220	207,220	—
Accrued interest payable	1,428	1,428	—
Derivative liabilities, at fair value	24,441	24,441	—
Dividend payable	12,754	12,754	—
Due to Manager	665	665	—
Accounts payable and other liabilities	353	353	—

Total liabilities	2,096,334	2,096,334	—

Stockholders’ equity:
Preferred stock, $0.01 par value; 10,000 shares authorized, 0 shares issued and outstanding, respectively	—	—	—
Common stock, $0.01 par value; 150,000 shares authorized, 15,005 shares issued and outstanding, respectively	150	150	—
Additional paid-in capital	285,924	285,924	—
Retained earnings	1,247	75	1,172
Accumulated other comprehensive income	1,640	2,812	(1,172)

Total stockholders’ equity	288,961	288,961	—

Total liabilities and stockholders’ equity	$2,385,295	$2,385,295	$—

AMERICAN CAPITAL AGENCY CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2009

(in thousands, except per share data)

	Revised Announced May 6, 2009	Preliminary Announced April 29, 2009	Change
	(unaudited)	(unaudited)
Interest income:
Interest income	$22,351	$22,351	$—
Interest expense	8,129	8,129	—

Net interest income	14,222	14,222	—

			—
Other income:
Gain from sale of agency securities, net	4,818	4,818	—
Loss from derivative instruments, net	(358)	(1,530)	1,172

Total other income	4,460	3,288	1,172
Expenses:
Management fees	903	903	—
General and administrative expenses	1,468	1,468	—

Total expenses	2,371	2,371	—

Net income	$16,311	$15,139	$1,172

Net income per common share—basic and diluted	$1.09	$1.01	$0.08
Weighted average number of common shares outstanding—basic and diluted	15,000	15,000	—
Dividends declared per common share	$0.85	$0.85	$—

AMERICAN CAPITAL AGENCY CORP.

KEY PORTFOLIO CHARACTERISTICS

THREE MONTHS ENDED MARCH 31, 2009

(in thousands, except per share data)

	Revised Announced May 6, 2009	Preliminary Announced April 29, 2009	Change
	(unaudited)	(unaudited)
Average agency securities	$1,738,321	$1,738,321	$—
Average total assets	$1,968,190	$1,968,190	$—
Average repurchase agreements	$1,537,798	$1,537,798	$—
Average stockholders’ equity	$274,278	$274,278	$—
			$—
Fixed rate agency securities—as of period end	$1,387,278	$1,387,278	$—
Adjustable-rate agency securities—as of period end	$870,196	$870,196	$—
Average asset yield (1)	5.13%	5.13%	—
Average cost of funds (2)	2.03%	2.03%	—
Average cost of funds—terminated swap amortization expense(3)	0.08%	0.08%	—
Net interest rate spread (4)	3.02%	3.02%	—
Net return on average stockholders’ equity (5)	24.12%	22.38%	1.74%
Leverage (average during the period) (6)	5.6:1	5.6:1	—
Leverage (as of period end) (7)	7.0:1	7.0:1	—
Annualized expenses % of average total assets (8)	0.49%	0.49%	—
Annualized expenses % of average stockholders’ equity (9)	3.51%	3.51%	—
Book value per common share as of period end (10)	$19.26	$19.26	$—

*	Average numbers for each period are weighted based on days on the Company’s books and records. All percentages are annualized.

American Capital Agency Corp.

May 6, 2009

(1)	Weighted average asset yield for the period was calculated by dividing our average interest income on agency securities less average amortization of premiums and discounts by our average agency securities.
(2)	Weighted average cost of funds for the period was calculated by dividing our total interest expense by our weighted average repurchase agreements. Total interest expense excludes amortization expense related to the fair value of terminated swaps during the first quarter of 2009.
(3)	Represents amortization expense associated with the termination of swaps of $0.3 million in the first quarter of 2009.
(4)	Net interest rate spread for the period was calculated by subtracting our weighted average cost of funds, net of interest rate swaps and terminated swap amortization expense, from our weighted average asset yield.
(5)	Net return on average stockholders’ equity for the period was calculated by dividing our net income by our average stockholders’ equity.
(6)	Leverage during the period was calculated by dividing our average repurchase agreements outstanding by our average stockholders’ equity.
(7)	Leverage at period end was calculated by dividing the amount outstanding under our repurchase agreements and net liabilities for unsettled securities by our total stockholders’ equity at period end.
(8)	Annualized expenses as a % of average total assets was calculated by dividing our total expenses by our average total assets.
(9)	Annualized expenses as a % of average stockholders’ equity was calculated by dividing our total expenses by our average stockholders’ equity.
(10)	Book value per common share was calculated by dividing our total stockholders’ equity by our number of common shares outstanding.

REVISED FIRST QUARTER 2009 EARNINGS RELEASE

A revised version of the earnings release, issued on April 29, 2009 is below:

Washington DC

AGNC REPORTS $1.09 EARNINGS PER SHARE, $19.26 BOOK VALUE PER SHARE AND ANNOUNCES ORGANIZATIONAL CHANGES

Bethesda, MD – April 29, 2009 – American Capital Agency Corp. (“AGNC” or the “Company”) (Nasdaq: AGNC) today reported net income for the first quarter of 2009 of $16.3 million, or $1.09 per share.

FIRST QUARTER 2009 HIGHLIGHTS

•	Declared a dividend of $0.85 per share

•	Net income of $16.3 million, or $1.09 per share

¡	24.1% annualized return on average stockholders’ equity for the quarter

•	Average net interest rate spread of 3.02% for the quarter

•	$2.3 billion agency securities portfolio at fair value as of March 31, 2009

•	7.0x1 leverage as of March 31, 2009

•	$19.26 book value per share as of March 31, 2009

ORGANIZATIONAL CHANGES

American Capital, Ltd. (“ACAS”) announced several changes involving American Capital Agency Management, LLC (“Management Company”), AGNC’s manager and a wholly-owned ACAS affiliate. Gary Kain will be promoted to President and Chief Investment Officer of the Management Company. He is at present Senior Vice-President of the Management Company and also serves as AGNC’s Senior Vice-President and Chief Investment Officer. In addition, Mr. Kain and several other

[1]

Leverage calculated as total repurchase agreements ($1,849 million) plus payable for agency securities purchased but not yet settled ($207 million) less receivable for agency securities sold but not yet settled ($38 million) over total stockholders’ equity ($289 million).

Washington, D.C.

American Capital Agency Corp.

April 29, 2009

ACAS employees are expected to transfer to become full-time employees of the Management Company, providing the Company with a dedicated investment team and support personnel. Under the changed structure, the Management Company’s employees will be able to receive incentive compensation based directly on AGNC’s performance and to make personal investments in AGNC. The new structure is intended to become effective by the end of the Q2 2009.

“I am proud of the accomplishments we made this quarter in repositioning our investment portfolio and prudently increasing our leverage,” said Gary Kain, Chief Investment Officer. “Capitalizing on the improved market conditions, we were able to generate a 24.1% return on equity and pay a $0.85 per share dividend in the first quarter of 2009. We were successful in diversifying our portfolio into a broader array of agency securities and in sourcing assets with favorable prepayment characteristics. As part of the repositioning activities, we generated $4.8 million in net gains for the quarter. Our strategy this quarter did not include the use of any mortgage options.”

“I believe AGNC is well positioned to take advantage of today’s dynamic market environment,” continued Mr. Kain. “In addition to continuously seeking to enhance and evolve our portfolio holdings in order to maximize risk-adjusted returns for our stockholders, I feel the organizational changes announced today will further enhance value for AGNC stockholders and be beneficial to all of the parties involved.”

FIRST QUARTER 2009 DIVIDEND DECLARATION

On March 23, 2009, the Board of Directors of the Company declared a first quarter 2009 dividend of $0.85 per share to record holders as of April 2, 2009, which was paid on April 27, 2009. To date, AGNC has paid a total of $50.4 million in dividends, or $3.36 per share, since its May 2008 initial public offering.

INVESTMENT PORTFOLIO

As of March 31, 2009, the Company’s investment portfolio totaled $2.3 billion of agency securities at fair value, comprised of $1.4 billion of fixed rate agency securities and $0.9 billion of adjustable rate agency securities. As of March 31, 2009, AGNC’s investment portfolio was comprised of 50% 30-year fixed rate securities, 9% 40-year fixed rate securities, 2% 15-year fixed rate securities and 39% adjustable rate securities. AGNC’s investment portfolio was comprised of 100% fixed rate assets as of December 31, 2008 with 90% in 30-year fixed rate securities and 10% in 40-year fixed rate securities.

ASSET YIELDS, COST OF FUNDS AND NET INTEREST RATE SPREAD

During the quarter, the annualized weighted average yield on average earning assets was 5.13% and the annualized average cost of funds, including interest rate swaps and terminated swap amortization expense, was 2.11%, which resulted in a net interest rate spread of 3.02%. As of March 31, 2009, the weighted average yield on earning assets was 4.52% and the weighted average cost of funds, including interest rate swaps and terminated swap amortization expense, was 2.05%, which resulted in a net interest rate spread of 2.47% as of March 31, 2009.

Washington, D.C.

American Capital Agency Corp.

April 29, 2009

The Company’s expected CPR for the remaining life of its investments as of March 31, 2009 was 31%. The actual CPR for the first quarter was 20% for agency securities held during the quarter, while the 1 month CPR for AGNC’s investment portfolio as of March 31, 2009 was 15% following the repositioning of the portfolio to assets with more favorable prepayment characteristics.

The weighted average cost basis of the investment portfolio was 102.7% as of March 31, 2009. The amortization of premiums (net of any accretion of discounts) on the investment portfolio for the quarter was $3.4 million, or $0.23 per share. The unamortized net premium as of March 31, 2009 was $57.8 million.

LEVERAGE AND HEDGING ACTIVITIES

As of March 31, 2009, the Company’s $2.3 billion investment portfolio was financed with $1.8 billion of repurchase agreements and $0.3 billion of equity capital, resulting in a leverage ratio of 6.4x. When adjusted for the net liability for agency securities not yet settled, the leverage ratio was 7.0x as of March 31, 2009. Of the $1.8 billion borrowed under repurchase agreements as of March 31, 2009, $0.7 billion had original maturities of 30 days or less, $1.0 billion had original maturities greater than 30 days and less than 60 days and the remaining $0.1 billion had original maturities of 61 days or more. As of March 31, 2009, the Company has repurchase agreements with 14 counterparties, with no more than 9% of our stockholders’ equity at risk with a single counterparty.

The Company’s swap positions as of March 31, 2009 totaled $0.7 billion in notional amount at an average fixed pay rate of 3.10%, an average receive rate of 0.53% and a weighted average maturity of 31 months. During the quarter, AGNC terminated $200.0 million notional amount of interest rate swaps with a weighted average remaining term of 15 months realizing a loss of $6.6 million, which will be amortized for GAAP and taxable income over the remaining original life of the terminated swaps. Additionally, AGNC entered into three interest rate swaps with a combined notional amount of $250.0 million, an average term of approximately 52 months and a weighted average fixed pay rate of 2.11%.

As of March 31, 2009, the Company’s book value per common share was $19.26, or $2.06 higher than the December 31, 2008 book value per common share of $17.20.

Washington, D.C.

American Capital Agency Corp.

April 29, 2009

Financial highlights for the quarter are as follows:

AMERICAN CAPITAL AGENCY CORP.

CONSOLIDATED BALANCE SHEET

(in thousands)

	March 31, 2009	December 31, 2008
	(unaudited)
Assets:
Agency securities, at fair value (including pledged assets of $2,060,748 and $1,522,001, respectively)	$2,257,474	$1,573,383
Cash and cash equivalents	53,774	56,012
Restricted cash	25,168	18,692
Interest receivable	10,474	7,851
Receivables for agency securities sold	38,148	—
Other assets	257	387

Total assets	$2,385,295	$1,656,325

Liabilities:
Repurchase arrangements	$1,849,473	$1,346,265
Payable for agency securities purchased	207,220	—
Accrued interest payable	1,428	3,664
Derivative liabilities, at fair value	24,441	29,277
Dividend payable	12,754	18,006
Due to Manager	665	714
Accounts payable and other liabilities	353	248

Total liabilities	2,096,334	1,398,174

Stockholders' equity:
Preferred stock, $0.01 par value; 10,000 shares authorized, 0 shares issued and outstanding, respectively	—	—
Common stock, $0.01 par value; 150,000 shares authorized, 15,005 shares issued and outstanding, respectively	150	150
Additional paid-in capital	285,924	285,917
Retained earnings (accumulated deficit)	1,247	(2,310)
Accumulated other comprehensive income (loss)	1,640	(25,606)

Total stockholders' equity	288,961	258,151

Total liabilities and stockholders' equity	$2,385,295	$1,656,325

Washington, D.C.

American Capital Agency Corp.

April 29, 2009

AMERICAN CAPITAL AGENCY CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three months ended
	March 31, 2009	December 31, 2008
Interest income:
Interest income	$22,351	$17,132
Interest expense	8,129	10,331

Net interest income	14,222	6,801

Other income:
Gain from sale of agency securities, net	4,818	5
(Loss) gain from derivative instruments, net	(358)	6,286

Total other income	4,460	6,291
Expenses:
Management fees	903	927
General and administrative expenses	1,468	1,213

Total expenses	2,371	2,140

Net income	$16,311	$10,952

Net income per common share—basic and diluted	$1.09	$0.73

Weighted average number of common shares outstanding—basic and diluted	15,000	15,000

Dividends declared per common share	$0.85	$1.20

Washington, D.C.

American Capital Agency Corp.

April 29, 2009

AMERICAN CAPITAL AGENCY CORP.

KEY PORTFOLIO CHARACTERISTICS

(unaudited)

(in thousands, except per share data)

	Three months ended
	March 31, 2009	December 31, 2008
Average agency securities	$1,738,321	$1,604,087
Average total assets	$1,968,190	$1,662,882
Average repurchase agreements	$1,537,798	$1,355,267
Average stockholders' equity	$274,278	$263,970

Fixed rate agency securities—as of period end	$1,387,278	$1,573,383
Adjustable-rate agency securities—as of period end	$870,196	$—

Average asset yield (1)	5.13%	4.24%
Average cost of funds (2)	2.03%	3.05%
Average cost of funds—terminated swap amortization expense(3)	0.08%	0.00%
Net interest rate spread (4)	3.02%	1.19%
Net return on average stockholders' equity (5)	24.12%	16.46%

Leverage (average during the period) (6)	5.6:1	5.1:1
Leverage (as of period end) (7)	7.0:1	5.2:1

Annualized expenses % of average total assets (8)	0.49%	0.51%
Annualized expenses % of average stockholders' equity (9)	3.51%	3.22%

Book value per common share as of period end (10)	$19.26	$17.20

*	Average numbers for each period are weighted based on days on the Company’s books and records. All percentages are annualized.

(1)	Weighted average asset yield for the period was calculated by dividing our average interest income on agency securities less average amortization of premiums and discounts by our average agency securities.
(2)	Weighted average cost of funds for the period was calculated by dividing our total interest expense by our weighted average repurchase agreements. Total interest expense excludes amortization expense related to the fair value of terminated swaps during the first quarter of 2009.
(3)	Represents amortization expense associated with the termination of swaps of $0.3 million for the first quarter of 2009 and $0.0 million for the fourth quarter of 2008.
(4)	Net interest rate spread for the period was calculated by subtracting our weighted average cost of funds, net of interest rate swaps and terminated swap amortization expense, from our weighted average asset yield.
(5)	Net return on average stockholders’ equity for the period was calculated by dividing our net income by our average stockholders’ equity.
(6)	Leverage during the period was calculated by dividing our average repurchase agreements outstanding by our average stockholders’ equity.
(7)	Leverage at period end was calculated by dividing the amount outstanding under our repurchase agreements and net liabilities for unsettled securities by our total stockholders’ equity at period end.
(8)	Annualized expenses as a % of average total assets was calculated by dividing our total expenses by our average total assets.
(9)	Annualized expenses as a % of average stockholders’ equity was calculated by dividing our total expenses by our average stockholders’ equity.

Washington, D.C.

American Capital Agency Corp.

April 29, 2009

(10)	Book value per common share was calculated by dividing our total stockholders’ equity by our number of common shares outstanding.

SHAREHOLDER CALL

An archived audio of the shareholder call combined with the slide presentation will be made available on our website after the call on April 30, 2009. In addition, there will be a phone recording available from 2:00 pm ET on April 30, 2009 until 11:59 pm ET on May 14, 2009. If you are interested in hearing the recording of the presentation, please dial (800) 475-6701 (U.S. domestic) or +1 (320) 365-3844 (international). The access code for both domestic and international callers is 996569.

For further information or questions, please do not hesitate to call our Investor Relations Department at (301) 968-9300 or send an email to IR@AGNC.com.

ABOUT AGNC

AGNC is a REIT formed in 2008 to invest exclusively in agency pass-through securities and collateralized mortgage obligations for which the principal and interest payments are guaranteed by a U.S. Government agency or a U.S. Government-sponsored entity. The Company is externally managed and advised by an affiliate of American Capital, Ltd. For further information, please refer to www.AGNC.com.

ABOUT AMERICAN CAPITAL

American Capital is a publicly traded private equity firm and global asset manager. American Capital, both directly and through its asset management business, originates, underwrites and manages investments in middle market private equity, leveraged finance, real estate and structured products. Founded in 1986, American Capital has $14 billion2 in capital resources under management and ten offices in the U.S., Europe and Asia. For further information, please refer to www.AmericanCapital.com.

[2]	As of December 31, 2008.

Washington, D.C.

American Capital Agency Corp.

April 29, 2009

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, changes in interest rates, changes in the yield curve, changes in prepayment rates, the availability and terms of financing, changes in the market value of our assets, general economic conditions, market conditions, conditions in the market for agency securities, and legislative and regulatory changes that could adversely affect the business of the Company. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements, are included in the Company’s periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website, www.sec.gov. The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt or new information, or otherwise.

Washington, D.C.